UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 – August 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Income Strategies Portfolio

Annual report
8 | 31 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Income Strategies
Portfolio

Annual report
8 | 31 | 21

Message from the Trustees

October 11, 2021

Dear Fellow Shareholder:

As the season changes to autumn, U.S. financial markets continue to generally perform well. Impressive corporate earnings have helped stock prices this year. Markets could face headwinds as the Federal Reserve weighs when to pare back its supportive policy measures. The Covid-19 pandemic also persists.

Putnam’s research teams, practicing their active discipline, continue to look for attractive new opportunities that the market may be mispricing. They carefully consider both potential return and risk as they select securities for portfolios to serve your financial objectives.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. The fund’s shares have no initial sales charge or CDSC. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, call 1-800-225-1581 toll free

All Bloomberg indices provided by Bloomberg Index Services Limited.

* Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/21. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

All Bloomberg indices provided by Bloomberg Index Services Limited.

2 Income Strategies Portfolio

How were market conditions during the 12-month reporting period?

Global financial markets proved to be surprisingly resilient during the 12-month period. Key equity market indexes advanced, driven by widespread Covid-19 vaccinations, fiscal stimulus, accommodative monetary policy, and signs of economic recovery. However, stocks and other risk assets came under pressure periodically due to rising inflation, concerns that a speedy economic recovery could prompt an end to accommodative monetary policy, and the spread of the highly contagious Delta variant. The S&P 500 Index, a broad measure of U.S. stocks, rose 31.17%, repeatedly setting new highs, particularly in the final months of the period. International stocks, as measured by the MSCI EAFE Index [ND], climbed 26.12%.

The Federal Reserve continued to purchase billions in corporate bonds and exchange-traded funds, helping to keep interest rates low. In the first quarter of 2021, stimulus-fueled growth and inflation expectations drove yields on all but very short-term government debt higher and bond prices lower. Investors feared that inflationary pressures would eventually lead the Fed to raise short-term rates. These worries slightly subsided and markets calmed when the Fed called the rise in inflation “transitory” and stated it will not

Income Strategies Portfolio 3

Allocations are shown as a percentage of the fund’s net assets as of 8/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 8/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Income Strategies Portfolio

rush into raising rates. At the end of the Fed’s Jackson Hole Economic Policy Symposium in August 2021, Fed Chair Jerome Powell offered no timetable on asset tapering. However, he stated the timing of asset tapering is not meant to signal the timing of future rate hikes and that the Fed will continue to take a cautious approach to raising its short-term benchmark interest rate. Some central banks across Europe and Latin America have already started to lift rates. The European Central Bank is maintaining its accommodative monetary policy but opted to reduce the pace of net asset purchases under its pandemic emergency purchase program.

The yield on 10-year U.S. Treasury notes, which helps set borrowing costs on everything from mortgages to corporate debt, rose from 0.72% on August 31, 2020, to 1.30% on August 31, 2021. Interest rates moved higher in response to the reopening of the U.S. economy, stimulus measures, and investors pricing in higher inflation expectations. The rate-sensitive Bloomberg U.S. Aggregate Bond Index declined –0.08% for the period. [Bond prices move inversely to interest rates.]

How did the fund perform during the reporting period? Could you summarize the fund’s investment strategies?

The fund advanced 9.68% during the 12-month period and outperformed its benchmark, the Putnam Income Strategies Blended Benchmark, which rose 8.92%. The benchmark was primarily driven by U.S. equity market strength, particularly large-cap stocks.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Strategies Portfolio 5

The fund invests in a combination of bonds and common stocks of U.S. and non-U.S. companies. The target allocation for the portfolio is 25% stocks and 75% bonds, which can also be achieved through derivative exposure. The fund can invest in bonds, including mortgage-backed investments, with short- to long-term maturities that can be either investment grade or below investment grade in quality. In equities, the fund invests in companies of any size including growth and/or value stocks.

What strategies contributed to performance and what detracted?

Overall, our asset allocation decisions enhanced benchmark-relative performance. During the period, we were active in adjusting our allocation mix. The portfolio entered the period closely aligned with the custom blended benchmark before benefiting from allocation calls in the fourth quarter of 2020. We moved to an overweight equity position citing strong market breadth and other bullish quantitative signals. Being slightly overweight credit risk and slightly underweight interest-rate risk at various points in the fourth quarter of 2020 also added value.

Allocation calls to equities and commodities were the primary drivers of continued dynamic asset allocation strength from January 2021 through period-end. The fund ranged from slightly overweight to moderately overweight in equity risk relative to the custom benchmark before moving to neutral at period-end.

These decisions were beneficial as stocks soared to new highs with more economic stimulus and Covid-19 vaccine progress. An out-of-benchmark long position to commodity risk, implemented in January 2021, also aided performance. This tactical position was removed at period-end.

Active implementation slightly detracted from benchmark-relative performance. Security selection within U.S. large-cap equities added value during the 12-month period. However, these gains were more than offset by selection weakness in our global fixed income and high-yield bond sleeves.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Income Strategies Portfolio

How did the fund use derivatives during the reporting period?

The fund used futures contracts to manage exposure to market risk and to equitize cash. The fund used total return swaps to hedge sector exposure, to gain and manage exposure to specific sectors or industries, and to manage exposure to specific securities. The fund also used total return swaps to gain exposure to a basket of securities and to specific markets or countries. The fund used interest-rate swaps to hedge interest-rate risk and prepayment risk and to gain exposure to interest rates. The fund used credit default swaps to hedge credit risk and market risk and to gain exposure to individual names and/or baskets of securities.

What is your near-term outlook for the markets?

Despite recent volatility caused by concerns around central bank asset-purchase tapering, inflation, and surging cases of Covid-19, markets have recovered significantly this year. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets. While we remain optimistic about the recovery, we anticipate more volatility ahead as investors weigh the impact of a shift in central bank policy and the unlikelihood of further stimulus. The Fed’s rate-setting committee indicated in September 2021 that it could start to taper its $120 billion in monthly asset purchases as soon as its next scheduled meeting in early November. New projections released at the end of the Fed’s two-day policy meeting showed half of 18 Fed officials expect to raise interest rates by the end of 2022.

Given the current environment, our outlook on equities is neutral. This position is supported by a combination of factors including seasonally increased volatility, peak earnings growth, and the rising likelihood, in our view, that asset tapering will begin over the next few months. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is also neutral. Given that spreads have been hovering at the tight end of their recent range and volatility and defaults are extremely low, we expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Our outlook on interest-rate-sensitive fixed income is slightly bearish, as we believe risks are skewed to higher yields given the expectations for continued economic momentum and temporary inflation spikes. We expect upward pressure on yields as asset tapering and a potential shift in Fed rate policy approach.

Against this backdrop, we continue to have conviction in our investment strategies based on their strong long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Effective with its August 2021 dividend, the fund’s monthly dividend rate was decreased from $0.004 to $0.003 per share, as a result of decreased levels of income earned in the portfolio.

Income Strategies Portfolio 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current private placement memorandum (PPM). Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. The fund’s shares are not available to all investors. See the Terms and definitions section in this report for a description of the fund’s shares.

Fund performance Total return for periods ended 8/31/21

	Life of fund	Annual average	1 year
The Fund (12/31/19)
Net asset value	15.10%	8.80%	9.68%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The fund’s shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 8/31/21

	Life of fund	Annual average	1 year
Putnam Income
Strategies Blended	15.49%	9.02%	8.92%
Benchmark*

Index results should be compared with fund performance at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

* Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

8 Income Strategies Portfolio

All Bloomberg indices provided by Bloomberg Index Services Limited.

* Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

Fund price and distribution information For the 12-month period ended 8/31/21

Distributions	The Fund
Number	12
Income	$0.212
Capital gains	—
Total	$0.212
Net
asset
Share value	value
8/31/20	$10.49
8/31/21	11.28

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Life of fund	Annual average	1 year
The Fund (12/31/19)
Net asset value	12.88%	7.17%	8.88%

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Income Strategies Portfolio 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s private placement memorandum or talk to your financial representative.

Expense ratios

Fund
Net expenses for the fiscal year ended 8/31/20*†	0.23%
Total annual operating expenses for the fiscal year ended 8/31/20†	1.49%
Annualized expense ratio for the six-month period ended 8/31/21‡	0.20%

Fiscal year expense information in this table is taken from the most recent private placement memorandum, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Private placement memorandum expense information also includes the impact of acquired fund fees and expenses of 0.03%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/21.

† Other expenses shown have been restated and annualized to reflect a full year of expenses.

‡ Expense ratio is for the fund’s most recent fiscal half year. As a result of this, the ratio may differ from the expense ratio based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 3/1/21 to 8/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Fund
Expenses paid per $1,000*†	$1.04
Ending value (after expenses)	$1,062.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

10 Income Strategies Portfolio

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/21, use the following calculation method. To find the value of your investment on 3/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Fund
Expenses paid per $1,000*†	$1.02
Ending value (after expenses)	$1,024.20

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Income Strategies Portfolio 11

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses.

Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses.

Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

12 Income Strategies Portfolio

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Share class

The fund’s shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to Putnam fund of funds.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Income Strategies Portfolio 13

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2021, Putnam employees had approximately $583,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

14 Income Strategies Portfolio

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Income Strategies Portfolio 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.) The Independent Trustees took into consideration (as noted below) that the fund pays no management fee under its management, sub-management and sub-advisory contracts and that the fund’s only shareholders are other Putnam funds that pay management fees to Putnam Management. In this context, the Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated

16 Income Strategies Portfolio

the information presented differently, giving different weights to various factors.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees noted that the fund pays no management fee to Putnam Management and that the only shareholders of the fund are other Putnam funds that pay management fees to Putnam Management. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. One expense limitation was a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2020. However, in the case of your fund, this expense limitation applied during its fiscal year ending in 2020. Putnam Management has agreed to maintain this expense limitation until at least December 30, 2022. Putnam Management’s commitment to this expense limitation arrangement, which was intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review

Income Strategies Portfolio 17

for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive

18 Income Strategies Portfolio

industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year period ended December 31, 2020. Your fund’s shares’ return, net of fees and expenses, was positive but trailed the return of its benchmark over the one-year period ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Income Strategies Portfolio 19

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Income Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Income Strategies Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Income Strategies Portfolio (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of August 31, 2021, the related statement of operations for the year ended August 31, 2021 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2021 and for the period December 31, 2019 (commencement of operations) through August 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year ended August 31, 2021, and the changes in its net assets and the financial highlights for the year ended August 31, 2021 and for the period December 31, 2019 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 11, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Income Strategies Portfolio 21

The fund’s portfolio 8/31/21

COMMON STOCKS (30.7%)*	Shares	Value
Basic materials (0.8%)
Axalta Coating Systems, Ltd. †	285	$8,704
CF Industries Holdings, Inc.	100	4,542
Corteva, Inc.	108	4,749
Dow, Inc.	73	4,592
DuPont de Nemours, Inc.	553	40,933
Eastman Chemical Co.	101	11,429
International Paper Co.	79	4,747
Reliance Steel & Aluminum Co.	13	1,951
Sherwin-Williams Co. (The)	17	5,162
WestRock Co.	94	4,892
Weyerhaeuser Co. R	862	31,032
		122,733
Capital goods (1.8%)
AGCO Corp.	102	14,037
Allegion PLC (Ireland)	100	14,399
Allison Transmission Holdings, Inc.	109	4,031
Avery Dennison Corp.	21	4,733
Caterpillar, Inc.	22	4,639
Clean Harbors, Inc. †	40	4,105
Crown Holdings, Inc.	95	10,430
Cummins, Inc.	112	26,430
Deere & Co.	78	29,486
Dover Corp.	25	4,359
Gentex Corp.	189	5,821
Honeywell International, Inc.	85	19,712
ITT, Inc.	50	4,784
Lockheed Martin Corp.	158	56,848
Northrop Grumman Corp.	12	4,412
Oshkosh Corp.	52	5,958
Parker Hannifin Corp.	97	28,777
Republic Services, Inc.	70	8,689
Textron, Inc.	65	4,724
Toro Co. (The)	51	5,607
Waste Management, Inc.	112	17,372
		279,353
Communication services (0.8%)
Altice USA, Inc. Class A †	155	4,253
American Tower Corp. R	16	4,675
AT&T, Inc.	412	11,297
Comcast Corp. Class A	426	25,850
Crown Castle International Corp. R	24	4,673
Verizon Communications, Inc.	1,225	67,375
		118,123
Computers (2.8%)
Apple, Inc.	1,924	292,121
Cisco Systems, Inc./California	846	49,931
Fortinet, Inc. †	158	49,792

22 Income Strategies Portfolio

COMMON STOCKS (30.7%)* cont.	Shares	Value
Computers cont.
ServiceNow, Inc. †	9	$5,793
Synopsys, Inc. †	63	20,931
		418,568
Conglomerates (0.1%)
3M Co.	23	4,479
AMETEK, Inc.	100	13,597
		18,076
Consumer cyclicals (4.0%)
Amazon.com, Inc. †	55	190,893
Best Buy Co., Inc.	261	30,409
Booz Allen Hamilton Holding Corp.	170	13,925
Brunswick Corp.	108	10,462
FleetCor Technologies, Inc. †	16	4,212
Ford Motor Co. †	3,717	48,433
Gartner, Inc. †	97	29,948
Hilton Worldwide Holdings, Inc. †	32	3,996
Lowe’s Cos., Inc.	124	25,282
Marriott International, Inc./MD Class A †	262	35,407
Nielsen Holdings PLC	199	4,271
O’Reilly Automotive, Inc. †	45	26,734
Omnicom Group, Inc.	64	4,686
Owens Corning	48	4,586
PayPal Holdings, Inc. †	93	26,845
Polaris, Inc.	62	7,425
PulteGroup, Inc.	58	3,124
Ross Stores, Inc.	52	6,157
Target Corp.	17	4,199
Tempur Sealy International, Inc.	223	9,968
Tesla, Inc. †	6	4,414
TJX Cos., Inc. (The)	800	58,176
TransUnion	39	4,740
Travel + Leisure Co.	103	5,640
Walmart, Inc.	296	43,838
Whirlpool Corp.	20	4,431
Wyndham Hotels & Resorts, Inc.	66	4,798
		616,999
Consumer staples (2.0%)
Coca-Cola Co. (The)	100	5,631
Colgate-Palmolive Co.	575	44,821
Constellation Brands, Inc. Class A	62	13,091
Costco Wholesale Corp.	47	21,408
Darden Restaurants, Inc.	111	16,722
Kraft Heinz Co. (The)	120	4,319
ManpowerGroup, Inc.	57	6,921
McCormick & Co., Inc. (non-voting shares)	55	4,746
McDonald’s Corp.	171	40,606
Mondelez International, Inc. Class A	334	20,731
PepsiCo, Inc.	282	44,102
Philip Morris International, Inc.	74	7,622

Income Strategies Portfolio 23

COMMON STOCKS (30.7%)* cont.	Shares	Value
Consumer staples cont.
Procter & Gamble Co. (The)	280	$39,869
Starbucks Corp.	39	4,582
Sysco Corp.	224	17,842
Tyson Foods, Inc. Class A	65	5,104
Uber Technologies, Inc. †	105	4,110
Yum! Brands, Inc.	35	4,586
		306,813
Electronics (1.6%)
Advanced Micro Devices, Inc. †	43	4,761
Cirrus Logic, Inc. †	59	4,937
Garmin, Ltd.	47	8,198
Intel Corp.	86	4,649
NVIDIA Corp.	611	136,772
Qualcomm, Inc.	566	83,027
		242,344
Energy (0.5%)
Chevron Corp.	187	18,096
Halliburton Co.	1,416	28,292
Marathon Petroleum Corp.	283	16,773
Schlumberger, Ltd.	99	2,776
Targa Resources Corp.	241	10,585
Williams Cos., Inc. (The)	178	4,395
		80,917
Financials (4.1%)
Aflac, Inc.	195	11,053
Alliance Data Systems Corp.	54	5,298
Allstate Corp. (The)	100	13,528
Ally Financial, Inc.	470	24,863
Ameriprise Financial, Inc.	96	26,199
Athene Holding, Ltd. Class A †	154	10,313
AvalonBay Communities, Inc. R	17	3,903
Berkshire Hathaway, Inc. Class B †	6	1,715
Brixmor Property Group, Inc. R	203	4,760
Capital One Financial Corp.	29	4,813
CBRE Group, Inc. Class A †	205	19,742
Citigroup, Inc.	1,033	74,283
Discover Financial Services	37	4,744
Duke Realty Corp. R	84	4,411
Equitable Holdings, Inc.	461	14,296
Equity Lifestyle Properties, Inc. R	54	4,594
Fidelity National Financial, Inc.	100	4,883
First Industrial Realty Trust, Inc. R	92	5,151
Gaming and Leisure Properties, Inc. R	169	8,332
Goldman Sachs Group, Inc. (The)	191	78,980
Invitation Homes, Inc. R	108	4,447
Jefferies Financial Group, Inc.	249	9,203
Jones Lang LaSalle, Inc. †	37	8,970
JPMorgan Chase & Co.	709	113,405
Lamar Advertising Co. Class A R	70	7,968

24 Income Strategies Portfolio

COMMON STOCKS (30.7%)* cont.	Shares	Value
Financials cont.
Lincoln National Corp.	72	$4,943
Medical Properties Trust, Inc. R	511	10,465
MetLife, Inc.	753	46,686
Morgan Stanley	171	17,858
OneMain Holdings, Inc.	79	4,569
Principal Financial Group, Inc.	183	12,226
Prologis, Inc. R	19	2,559
Public Storage R	15	4,854
Raymond James Financial, Inc.	17	2,378
SEI Investments Co.	62	3,894
Simon Property Group, Inc. R	32	4,302
SLM Corp.	495	9,281
Synchrony Financial	593	29,502
Unum Group	228	6,069
		629,440
Health care (4.0%)
10x Genomics, Inc. Class A †	102	17,944
Abbott Laboratories	308	38,922
AbbVie, Inc.	156	18,842
Align Technology, Inc. †	74	52,466
AmerisourceBergen Corp.	118	14,421
Amgen, Inc.	19	4,285
Anthem, Inc.	135	50,643
Biogen, Inc. †	18	6,100
Boston Scientific Corp. †	102	4,605
Bristol-Myers Squibb Co.	1,243	83,107
Cigna Corp.	20	4,233
Edwards Lifesciences Corp. †	351	41,130
Eli Lilly and Co.	18	4,649
Incyte Corp. †	129	9,867
IQVIA Holdings, Inc. †	18	4,675
Johnson & Johnson	97	16,794
Laboratory Corp. of America Holdings †	18	5,461
McKesson Corp.	167	34,091
Medtronic PLC	275	36,707
Merck & Co., Inc.	692	52,793
Moderna, Inc. †	135	50,853
Molina Healthcare, Inc. †	42	11,288
Seagen, Inc. †	29	4,860
Service Corp. International	74	4,644
Stryker Corp.	17	4,711
Vertex Pharmaceuticals, Inc. †	198	39,657
		617,748
Semiconductor (0.1%)
Applied Materials, Inc.	93	12,567
		12,567

Income Strategies Portfolio 25

COMMON STOCKS (30.7%)* cont.	Shares	Value
Software (3.0%)
Activision Blizzard, Inc.	82	$6,754
Adobe, Inc. †	141	93,582
Atlassian Corp PLC Class A (Australia) †	14	5,139
Autodesk, Inc. †	75	23,257
Cadence Design Systems, Inc. †	186	30,407
Electronic Arts, Inc.	33	4,792
Intuit, Inc.	154	87,181
Manhattan Associates, Inc. †	48	7,824
Microsoft Corp.	574	173,279
Veeva Systems, Inc. Class A †	79	26,226
Workday, Inc. Class A †	18	4,917
		463,358
Technology services (3.8%)
Accenture PLC Class A	244	82,121
Alphabet, Inc. Class A †	87	251,774
Cognizant Technology Solutions Corp. Class A	157	11,981
DocuSign, Inc. †	97	28,735
Facebook, Inc. Class A †	80	30,350
Fidelity National Information Services, Inc.	210	26,832
Genpact, Ltd.	101	5,240
GoDaddy, Inc. Class A †	214	15,688
IBM Corp.	34	4,772
Leidos Holdings, Inc.	116	11,381
Palo Alto Networks, Inc. †	10	4,610
Pinterest, Inc. Class A †	879	48,846
Roku, Inc. †	107	37,707
Zebra Technologies Corp. Class A †	33	19,377
		579,414
Transportation (0.5%)
CSX Corp.	1,200	39,036
Norfolk Southern Corp.	18	4,564
Old Dominion Freight Line, Inc.	18	5,197
Ryder System, Inc.	63	5,008
Union Pacific Corp.	68	14,745
United Parcel Service, Inc. Class B	43	8,412
		76,962
Utilities and power (0.8%)
AES Corp. (The)	164	3,915
American Electric Power Co., Inc.	229	20,512
Edison International	221	12,783
Entergy Corp.	85	9,402
Exelon Corp.	500	24,510
FirstEnergy Corp.	121	4,703
Kinder Morgan, Inc.	759	12,349
Public Service Enterprise Group, Inc.	63	4,028
Southern Co. (The)	523	34,374
		126,576
Total common stocks (cost $3,905,315)		$4,709,991

26 Income Strategies Portfolio

INVESTMENT COMPANIES (1.3%)*	Shares	Value
SPDR S&P 500 ETF Trust	399	$180,172
SPDR S&P MidCap 400 ETF Trust	50	25,114
Total investment companies (cost $200,802)		$205,286

SHORT-TERM INVESTMENTS (65.9%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.08% L	Shares	9,893,170	$9,893,170
U.S. Treasury Bills 0.037%, 10/14/21 # §		$200,000	199,990
Total short-term investments (cost $10,093,161)			$10,093,160

TOTAL INVESTMENTS
Total investments (cost $14,199,278)	$15,008,437

Key to holding’s abbreviations
ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through August 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $15,322,104.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $134,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $41,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $1,331,786 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

Income Strategies Portfolio 27

FUTURES CONTRACTS OUTSTANDING at 8/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	5	$589,105	$587,875	Sep-21	$(2,973)
NASDAQ 100 Index E-Mini (Long)	1	311,650	311,650	Sep-21	32,609
Russell 2000 Index E-Mini (Long)	2	227,377	227,120	Sep-21	(3,463)
S&P 500 Index E-Mini (Short)	8	1,809,072	1,808,200	Sep-21	(63,643)
U.S. Treasury Note 5 yr (Short)	7	866,031	866,031	Dec-21	(2,688)
U.S. Treasury Note Ultra 10 yr (Short)	3	444,047	444,047	Dec-21	(2,227)
Unrealized appreciation					32,609
Unrealized (depreciation)					(74,994)
Total					$(42,385)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 8/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$277,000	$6,967	$329	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(8,079)
Total		$329	$(8,079)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$489,432	$488,380	$—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	$(1,270)
253,108	253,359	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	193
240,413	239,896	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(624)
238,552	238,039	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(619)
1,456,318	1,453,187	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(4,922)
1,227,536	1,224,897	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(3,184)
759,737	758,104	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(1,971)
404,061	403,192	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(1,048)

28 Income Strategies Portfolio

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$293,334	$292,703	$—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	$(761)
287,286	286,668	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(745)
244,251	243,726	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(634)
217,383	216,916	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(564)
211,684	211,229	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(549)
207,264	206,819	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(538)
196,448	196,025	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(510)
195,866	195,445	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(508)
168,417	168,055	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(437)
153,529	153,199	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.60%) — Monthly	iShares Core U.S. Aggregate Bond ETF — Monthly	(398)
144,342	145,349	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	1,437
79,981	80,690	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	700
77,770	78,312	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	523
76,370	76,903	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	513
382,200	384,865	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	1,532
379,051	381,694	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	2,547

Income Strategies Portfolio 29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
$241,970	$243,657	$—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	$1,626
120,110	120,948	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	807
87,917	88,530	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	591
87,480	88,090	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	588
84,331	84,919	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	567
75,145	75,669	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	505
69,109	69,591	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	464
67,360	67,829	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	453
66,922	67,389	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	450
62,198	62,632	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	418
57,387	57,787	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	386
56,862	57,259	—	7/5/22	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	iShares IBOXX High Yield Corporate Bond ETF — Monthly	382
JPMorgan Chase Bank N.A.
37,215	37,863	—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	638
Upfront premium received		—		Unrealized appreciation		15,320
Upfront premium (paid)		—		Unrealized (depreciation)		(19,282)
Total		$—		Total	$(3,962)

30 Income Strategies Portfolio

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$253,000	$1,976	$(4)	4/1/31	2.686% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(1,980)
763,000	12,765	(8)	4/15/26	2.79% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(12,773)
Total		$(12)	$(14,753)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$122,733	$—	$—
Capital goods	279,353	—	—
Communication services	118,123	—	—
Conglomerates	18,076	—	—
Consumer cyclicals	616,999	—	—
Consumer staples	306,813	—	—
Energy	80,917	—	—
Financials	629,440	—	—
Health care	617,748	—	—
Technology	1,716,251	—	—
Transportation	76,962	—	—
Utilities and power	126,576	—	—
Total common stocks	4,709,991	—	—
Investment companies	205,286	—	—
Short-term investments	—	10,093,160	—
Totals by level	$4,915,277	$10,093,160	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(42,385)	$—	$—
Interest rate swap contracts	—	(8,408)	—
Total return swap contracts	—	(18,703)	—
Totals by level	$(42,385)	$(27,111)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 31

Statement of assets and liabilities 8/31/21

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,306,108)	$5,115,267
Affiliated issuers (identified cost $9,893,170) (Note 6)	9,893,170
Cash	348,721
Dividends, interest and other receivables	5,964
Receivable for shares of the fund sold	27,966
Receivable for investments sold	6,668
Receivable from Manager (Note 2)	20,850
Receivable for variation margin on futures contracts (Note 1)	3,210
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,293
Unrealized appreciation on OTC swap contracts (Note 1)	15,320
Total assets	15,439,429

LIABILITIES
Payable for investments purchased	7
Payable for shares of the fund repurchased	2,300
Payable for custodian fees (Note 2)	13,053
Payable for Trustee compensation and expenses (Note 2)	11
Payable for administrative services (Note 2)	41
Payable for auditing and tax fees	68,771
Payable for variation margin on futures contracts (Note 1)	850
Payable for variation margin on centrally cleared swap contracts (Note 1)	6,708
Unrealized depreciation on OTC swap contracts (Note 1)	19,282
Other accrued expenses	6,302
Total liabilities	117,325

Net assets	$15,322,104

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$13,767,307
Total distributable earnings (Note 1)	1,554,797
Total — Representing net assets applicable to capital shares outstanding	$15,322,104

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per fund share
($15,322,104 divided by 1,358,806 shares)	$11.28

The accompanying notes are an integral part of these financial statements.

32 Income Strategies Portfolio

Statement of operations Year ended 8/31/21

INVESTMENT INCOME
Dividends (net of foreign tax of $7)	$72,172
Interest (including interest income of $11,954 from investments in affiliated issuers) (Note 6)	12,600
Securities lending (net of expenses) (Notes 1 and 6)	170
Total investment income	84,942

EXPENSES
Custodian fees (Note 2)	24,810
Trustee compensation and expenses (Note 2)	575
Administrative services (Note 2)	384
Amortization of offering costs (Note 1)	44,710
Reports to shareholders	10,837
Auditing and tax fees	73,705
Other	4,514
Fees waived and reimbursed by Manager (Note 2)	(131,220)
Total expenses	28,315
Expense reduction (Note 2)	(330)
Net expenses	27,985

Net investment income	56,957

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	852,551
Futures contracts (Note 1)	(110,860)
Swap contracts (Note 1)	30,490
Total net realized gain	772,181
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	470,107
Futures contracts	(15,053)
Swap contracts	31,189
Total change in net unrealized appreciation	486,243

Net gain on investments	1,258,424

Net increase in net assets resulting from operations	$1,315,381

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 33

Statement of changes in net assets

		For the period
		12/31/19
		(commencement
		of operations)
INCREASE IN NET ASSETS	Year ended 8/31/21	to 8/31/20
Operations
Net investment income	$56,957	$39,886
Net realized gain on investments	772,181	248,678
Change in net unrealized appreciation of investments	486,243	253,737
Net increase in net assets resulting from operations	1,315,381	542,301
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(298,428)	(4,457)
Increase from capital share transactions (Note 4)	2,597,307	6,170,000
Total increase in net assets	3,614,260	6,707,844

NET ASSETS
Beginning of year (Note 5)	11,707,844	5,000,000
End of year	$15,322,104	$11,707,844

The accompanying notes are an integral part of these financial statements.

34 Income Strategies Portfolio

This page left blank intentionally.

Income Strategies Portfolio 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Fund
August 31, 2021	$10.49	.04	.96	1.00	(.21)	(.21)	$11.28	9.68	$15,322.20		.40	144
August 31, 2020 †	10.00	.05	.44	.49	—[e]	—[e]	10.49	4.94*	11,708	.13*	.53*	54*

* Not annualized.

† For the period December 31, 2019 (commencement of operations) to August 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
August 31, 2021	0.93%
August 31, 2020	2.45

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Income Strategies Portfolio	Income Strategies Portfolio 37

Notes to financial statements 8/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through August 31, 2021.

Putnam Income Strategies Portfolio (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also makes other types of investments, such as investments in real estate investment trusts and convertible securities. The fund has a strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative models and techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	25%	5–50%
Fixed-Income	75%	50–95%

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes and may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

The fund’s shares are sold without a front-end sales charge and are not subject to a contingent deferred sales charge. The fund’s shares are only available to Putnam fund of funds. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

38 Income Strategies Portfolio

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Income Strategies Portfolio 39

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

40 Income Strategies Portfolio

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse

Income Strategies Portfolio 41

guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,600 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based

42 Income Strategies Portfolio

on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from unrealized gains and losses on certain futures contracts and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $42,380 to increase undistributed net investment income and $42,380 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$941,215
Unrealized depreciation	(170,054)
Net unrealized appreciation	771,161
Undistributed ordinary income	109,521
Undistributed long-term gains	175,877
Undistributed short-term gains	498,238
Cost for federal income tax purposes	$14,167,780

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $135,235 have been fully amortized on a straight-line basis over a twelvemonth period as of December 31, 2020. As of the close of the reporting period, the fund has reimbursed Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund does not pay Putnam Management a management fee.

Putnam Management has contractually agreed, through December 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $131,220 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not

Income Strategies Portfolio 43

manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

The fund has entered into expense offset arrangements with State Street whereby State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $330 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $8, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$6,445,517	$6,145,362
U.S. government securities (Long-term)	—	—
Total	$6,445,517	$6,145,362

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

44 Income Strategies Portfolio

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

			FOR THE PERIOD FROM 12/31/19
			(COMMENCEMENT OF OPERATIONS)
	YEAR ENDED 8/31/21		TO 8/31/20
Fund	Shares	Amount	Shares	Amount
Shares sold	1,486,056	$15,945,660	646,240	$6,473,830
Shares issued in connection with
reinvestment of distributions	28,054	298,428	427	4,457
	1,514,110	16,244,088	646,667	6,478,287
Shares repurchased	(1,271,255)	(13,646,781)	(30,716)	(308,287)
Net increase	242,855	$2,597,307	615,951	$6,170,000

At the close of the reporting period, the Putnam Retirement Advantage Funds owned 100% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 31, 2019. Prior to December 31, 2019, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000 by Putnam Investments, LLC and the issuance of 500,000 shares.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/20	cost	proceeds	income	of 8/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$214,650	$1,240,965	$1,455,615	$52	$—
Putnam Short Term
Investment Fund**	8,498,173	6,585,586	5,190,589	11,954	9,893,170
Total Short-term
investments	$8,712,823	$7,826,551	$6,646,204	$12,006	$9,893,170

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Income Strategies Portfolio 45

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Centrally cleared interest rate swap contracts (notional)	$320,000
OTC total return swap contracts (notional)	$9,200,000
Centrally cleared total return swap contracts (notional)	$640,000
Centrally cleared credit default contracts (notional)	$28,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$47,929*	Unrealized depreciation	$89,361*
Payables, Net assets —
Interest rate contracts	Receivables	—	Unrealized depreciation	28,064*
Total		$47,929		$117,425

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

46 Income Strategies Portfolio

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Credit contracts	$—	$5,583	$5,583
Equity contracts	(89,889)	44,816	$(45,073)
Interest rate contracts	(20,971)	(19,909)	$(40,880)
Total	$(110,860)	$30,490	$(80,370)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Equity contracts	$(10,138)	$54,021	$43,883
Interest rate contracts	(4,915)	(22,832)	$(27,747)
Total	$(15,053)	$31,189	$16,136

Income Strategies Portfolio 47

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays
	Capital, Inc.	BofA		JPMorgan	JPMorgan
	(clearing	Securities,	Citibank,	Chase Bank	Securities
	broker)	Inc.	N.A.	N.A.	LLC	Total
Assets:
Centrally cleared interest rate swap	$466	$—	$—	$—	$—	$466
contracts§
OTC Total return swap contracts*#	—	—	14,682	638	—	15,320
Centrally cleared total return swap	1,827	—	—	—	—	1,827
contracts§
Centrally cleared credit default	—	—	—	—	—	—
contracts§
Futures contracts§	—	2,374	—	—	836	3,210
Total Assets	$2,293	$2,374	$14,682	$638	$836	$20,823
Liabilities:
Centrally cleared interest rate	$—	$—	$—	$—	$—	$—
swap contracts§
OTC Total return swap contracts*#	—	—	19,282	—	—	19,282
Centrally cleared total return	—	—	—	—	—	—
swap contracts§
Centrally cleared credit	6,708	—	—	—	—	6,708
default contracts§
Futures contracts§	—	850	—	—	—	850
Total Liabilities	$6,708	$850	$19,282	$—	$—	$26,840
Total Financial and Derivative	$(4,415)	$1,524	$(4,600)	$638	$836	$(6,017)
Net Assets
Total collateral received	$—	$—	$—	$—	$—
(pledged)##†
Net amount	$(4,415)	$1,524	$(4,600)	$638	$836
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

48 Income Strategies Portfolio

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $134,000 and $41,000, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $193,465 as a capital gain dividend with respect to the taxable year ended August 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 8.98% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 9.19%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Income Strategies Portfolio 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

50 Income Strategies Portfolio

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of August 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Strategies Portfolio 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Income Strategies Portfolio

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	James F. Clark
Boston, MA 02110	Vice President, Chief Compliance	Janet C. Smith
	Officer, and Chief Risk Officer	Vice President,
Custodian		Principal Financial Officer,
State Street Bank	Nancy E. Florek	Principal Accounting Officer,
and Trust Company	Vice President, Director of	and Assistant Treasurer
Proxy Voting and Corporate
Legal Counsel	Governance, Assistant Clerk,	Stephen J. Tate
Ropes & Gray LLP	and Assistant Treasurer	Vice President and
Chief Legal Officer
Independent Registered	Michael J. Higgins
Public Accounting Firm	Vice President, Treasurer,	Mark C. Trenchard
PricewaterhouseCoopers LLP	and Clerk	Vice President

This report is for the information of shareholders of Putnam Income Strategies Portfolio. It may also be used as sales literature when preceded or accompanied by the current PPM, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, call Putnam toll free at 1-800-225-1581. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus or PPM. For this and other information or to request a PPM, call 1-800-225-1581 toll free. Please read the PPM carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2021	$59,813	$ —	$13,890	$ —
August 31, 2020*	$67,434	$ —	$11,890	$ —

*	For the period December 31, 2019 (commencement of operations) to August 31, 2020.

For the fiscal years ended August 31, 2021 and August 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $278,789 and $357,732 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2021	$ —	$264,899	$ —	$ —
August 31, 2020*	$ —	$345,842	$ —	$ —

*	For the period December 31, 2019 (commencement of operations) to August 31, 2020.

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: October 26, 2021